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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the use of our report dated March 18, 2003 with respect to the financial statements for the fiscal year ended December 31, 2002 included by reference in the filing of the Registration Statement on Form S-8 of NuTech Digital, Inc. filed with the Securities and Exchange Commission on January 13, 2004




/s/ Farber & Hass, LLP
Oxnard, California
January 13, 2004